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EXHIBIT 99.5


                                  BIGMAR, INC.

                         FORM OF SUBSCRIPTION AGREEMENT
                                  ("AGREEMENT")

                         [FOR PURCHASE OF COMMON STOCK]


THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR OTHER GOVERNMENTAL AUTHORITIES SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER COUNTRY OR STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE. ADDITIONALLY, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.


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Bigmar, Inc.
9711 Sportsman Club Road
Johnstown, OH 43031-9141


Ladies and Gentlemen:

         The undersigned (the "Subscriber") commits to purchase shares of common stock, $.001 par value per share (the "Common Stock"), of Bigmar, Inc., a corporation organized under the laws of the State of Delaware (the "Company"). Whereas the Subscriber and the Company reached an understanding related to the terms contemplated herein on Monday, November 19, 2001 (the "Effective Date"); and whereas the Agreement herein is to formalize such understanding, now, therefore, the Subscriber and the Company hereby agree as follows:

         1. SUBSCRIPTION.

         1.1 The Subscriber hereby irrevocably subscribes for and agrees to accept from the Company Two Million (2,000,000) shares of Common Stock of the Company, as set forth on the Signature Page attached to this Subscription Agreement (the "Agreement"), in exchange for an aggregate consideration of One Million Dollars ($1,000,000).

         2. PURCHASE PROCEDURE. The Subscriber acknowledges that, in order to subscribe for the Common Stock, it must, and does hereby, deliver to the
Company:

         2.1 An executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

         2.2 In the case of the Subscriber purchasing the Common Stock in consideration of cash payment, or a check, subject to collection, or wire transfer in immediately available funds, in the amount set forth in Section 1 representing payment in full for the Common Stock desired to be purchased hereunder, made payable to the order of "Bigmar, Inc." or shall cause a wire transfer of immediately available funds in favor of "Bigmar, Inc.", for such amount.

         3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. By executing this Agreement, the Subscriber represents, warrants, acknowledges and agrees as follows:

         3.1 Such Subscriber acknowledges that he has received, carefully read and understands in their entirety (i) this Agreement; (ii) the information set forth in the Company's public reports; (iii) all information necessary to verify the accuracy and completeness of the Company's representations, warranties and covenants made herein, all of which are incorporated by reference; and (iv) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company (items described in (i)-(iv) hereof collectively referred to as the "Disclosure Documents"); and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

         3.2 Such Subscriber understands that (i) the Securities being purchased hereunder have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, or the laws of any foreign jurisdiction; (ii) Subscriber cannot sell such Securities unless they are registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Securities, stating that such securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales of the securities; (iv) the Company will place stop transfer instructions against the Securities and the

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certificates for the Securities to restrict the transfer thereof; and (v) the
Company has no obligations to register the Securities or assist the Subscriber in obtaining an exemption from the various registration requirements except as set forth herein. Subscriber agrees not to resell the Securities without compliance with the terms of this Agreement, the Securities Act and any applicable state or foreign securities laws.

         3.3 Such Subscriber (i) is acquiring the Securities solely for investment purposes only and not with a view toward resale or distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other person; and (iii) agrees not to sell or otherwise transfer the Subscriber's Securities unless and until they are subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from any such registration is available.

         3.4 Such Subscriber understands that an investment in the Securities involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Securities, including the fact that the Subscriber could lose the entire amount of the Subscriber's investment in the Securities.

         3.5 Such Subscriber is knowledgeable about the risks associated with the business in which the Company is engaged, and has, either alone or together with the Subscriber's Purchaser Representative (as that term is defined in Regulation D under the Securities Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

         3.6 Such Subscriber's investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Securities.

         3.7 Such Subscriber represents and warrants that it satisfies the definition of "accredited investor" as set forth in Rule 501(a) of Regulation D under the Act ("Regulation D") because the Subscriber is one of the types of persons listed below as indicated by Subscriber's check of the appropriate category. (Please check the appropriate paragraph(s)).

___(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the 4 Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Subscribers;

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____(2)  Any private business development company as defined in section
         202(a)(22) of the Investment Advisers Act of 1940;

____(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, or association, business or other trust or unincorporated organization, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and its net worth in excess of $1,000,000;

____(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

____(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, (exclusive of personal residence and automobiles) at the time of his purchase exceeds $1,000,000;

____(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 230.506(b)(2)(ii); and

____(8)  Any entity in which all of the equity owners are accredited
         Subscribers.

         3.8 The Subscriber understands that no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Subscriber or the consummation of the transactions described herein, except as disclosed herein and, except to the extent that the Subscriber or the Company is required to file reports in accordance with relevant regulations under federal securities laws.

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         3.9 Such Subscriber understands that (i) the offering contemplated hereby has not been reviewed by any United States federal, state or other governmental body or agency, or any agency or instrumentality of any foreign government; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) documents used in connection with this offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Securities for investment.

         3.10 Such Subscriber is aware that the Securities have not been registered under the Securities Act and that no market currently exists, and that there is no expectation that a market will ever develop. The Subscriber has adequate means of providing for the Subscriber's current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

         3.11 All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber's financial position and the Subscriber's knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should be any change in such information, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company.

         3.12 Such Subscriber shall not sell, assign, encumber or transfer all or any part of the Common Stock being acquired or any of the securities included therein or issuable in connection therewith (except a transfer upon his death, incapacity or bankruptcy or a transfer without consideration to his spouse and/or children and/or a trust for the benefit of such family members), unless the Company has determined, upon the advice of counsel for the Company, that no applicable United States federal or state securities laws will be violated as a result of such transfer. The Company may require an opinion of counsel acceptable to the Company to the effect that such transfer or assignment (i) may be effected without registration of the Common Stock or any securities included therein or issuable in connection therewith under the Securities Act, and (ii) does not violate any applicable federal, state or other securities laws, or the rules regulations or statutes of any foreign government or any agency or instrumentality of any foreign government.

         3.13 Such Subscriber represents that the Company has made available all information which Subscriber deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that Subscriber has been represented by counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to Subscriber the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including John Tramontana, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf that is contrary to the information disclosed to Subscriber.

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         3.14 Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber's Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber's investment objectives and income prospects.

         3.15 The Subscriber, upon review of the Disclosure Documents and careful consideration of the risks involved in the purchase of the Common Stock, understands and acknowledges that this investment is of a speculative nature involving a risk of loss of all or a portion of the undersigned's investment, and that:

                  i) The Common Stock are being sold in reliance on the exemption from the registration provisions of the Securities Act, pursuant to Section 4(2) of the Securities Act, Regulation S and Regulation D promulgated by the Securities and Exchange Commission thereunder and the Common Stock, will be Restricted Common Stock as defined in Rule 144 under the Securities Act and will be saleable only pursuant to Regulation S, a Registration Statement or an exemption from the registration requirements under the Securities Act. Except as provided herein, the Company has no obligation to register the Common Stock pursuant to the Securities Act. Consequently, transfer may be limited.

                  ii) The Common Stock are only being offered to the Subscriber because the Subscriber has represented that the Subscriber is an accredited investor (as defined in Regulation D under the Securities Act), and the information being supplied to the Subscriber would not be adequate to comply with the disclosure provided in connection with a registration statement or with information required to be provided under the Securities Act to an unaccredited investor under Regulation D.

                  iii) The Subscriber has determined that the Common Stock is a suitable investment for the Subscriber.

                  iv) Each certificate for the Common Stock shall be imprinted with a legend substantially in the following form:

                  THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

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                  THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN THE
                  SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED, DISPOSED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED TO A UNITED STATES PERSON EXCEPT (A) (1) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE), AND (B) IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

         3.16 If the Subscriber is a corporation, trust, partnership or other entity that is not a natural person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Common Stock and is not prohibited from doing so.

         3.17 If the Subscriber is purchasing the Common Stock in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Common Stock as such requirements are set forth herein, concurs in the purchase of the Common Stock and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing his investment in the Company and/or evidencing the satisfaction of the foregoing.

         3.18 The Company has not retained any independent professionals to review or comment on this offering on behalf of, or to otherwise protect the interests of, the subscribers hereunder. Although the Company has retained its own counsel, neither such counsel nor any other counsel has made, on behalf of the subscribers, any independent examination of any factual matters represented by management herein or in the documents provided herewith, and purchasers of the securities offered hereby should not rely on the counsel retained by the Company with respect to any matters herein described.

         3.19 The Company has a history of operating losses and there can be no assurance that the Company will be able to operate profitably in the future.

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         3.20 The Company's ability to implement its business plan may be materially dependent upon the Company's ability to raise additional capital through the successful completion of a subsequent offering or through some other source. There can be no assurance that any such offering will be completed, or of the final terms thereof. Any such offering will most likely be highly dilutive to the shareholders of the Company. There can be no assurance that the Company's business activities will result in sufficient ongoing revenues to provide profits to the Company, or that additional financing, if needed, will be available to the Company or, if available, on satisfactory terms.

         3.21 The Subscriber expressly represents, warrants and agrees that, in connection with the offer and sale of the securities described herein to the Subscriber, the Company is relying upon the Subscriber's representations and warranties as contained in this Agreement.

         3.22 The Subscriber expressly acknowledges that the foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date the Company issues and sells the Common Stock to the Subscriber. If such representations or warranties shall not be true in any respect prior to such date, the Subscriber will give prompt written notice of such fact to the Company.

         3.23 The Subscriber certifies that, if the Subscriber is a party other than a distributor, it is not a U.S. person (as defined under Regulation S of the Securities Act) or a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act, and that it is not acquiring the securities for the benefit of any U.S. person.

         3.24 The Subscriber agrees it will resell such Common Stock only in accordance with the provisions of Regulation S (Sections 230.901 through 230.905 and the Preliminary Notes), pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Common Stock unless in compliance with the Securities Act.

         3.25 The Subscriber will not offer, sell, resell or otherwise transfer the Common Stock except pursuant to offers and sales that occur outside the United States which fall within the meaning of Regulation S of the Securities Act in a transaction meeting the requirements of Section 230.904 thereunder and will not direct, or cause any affiliate or other person acting on its behalf to direct, selling efforts in the United States.

         3.26 The Subscriber acknowledges that any restricted securities (as defined in Section 230.144 of Regulation S of the Securities Act) that are equity securities of a domestic issuer will continue to be deemed restricted securities notwithstanding that they were acquired in a resale transaction made pursuant to Section 203.901 or 203.904 of Regulation S of the Securities Act.

         3.27 The Subscriber represents that if it is a "dealer" or a person "receiving a selling concession fee or other remuneration" within the meaning of Regulation S of the Securities Act, the Subscriber, or any person acting on behalf of the Subscriber, until the expiration of the one-year distribution compliance period (as further defined under Section 203.903 thereunder) will not offer or sell to a U.S. person (as further defined under Section 203.902(k) thereunder) or for the account of or benefit of a U.S. person .

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         3.28 The Subscriber further represents that, in the case of an offer or sale of securities by a dealer (as defined in Section 2(a)(12) of the Securities
Act), or a person receiving a selling concession, fee or other remuneration in respect of securities offered or sold, prior to the expiration of the distribution company compliance period by a dealer (i) neither the seller nor any person acting on its behalf knows that the offeree or buyer is a U.S. person and (ii) if the seller or any person acting on the seller's behalf knows that the purchaser is a dealer (as defined in Section 2(a)(12) of the Securities
Act), or is a person receiving a selling concession, fee or other remuneration in respect of the securities sold send to the purchase a confirmation or other notice stating that the securities may be offered and sold during the distribution compliance period only (a) in accordance with the provisions of Regulation S; (b) pursuant to registration of the securities under the Securities Act; or (c) pursuant to an available exemption from the registration requirements of the Securities Act.

         Subscriber understands that the Company will be relying on the accuracy and completeness of Subscriber's responses to the foregoing representations and warranties. The Subscriber further represents and warrants to the Company that:

                  (i) The foregoing representations and warranties are answers are true, complete and correct and may be relied upon by the Company for all purposes, including the purpose of determining whether the offering in which Subscriber proposes to participate is exempt from registration under federal and state securities laws;

                  (ii) Subscriber will notify the Company immediately of any material change in any representatitions and warranties made herein occurring prior to the closing of any purchase by Subscriber of the Common Stock; and

                  (iii) Subscriber is able to bear the economic risk of the investment and, at the present time, can afford a complete loss of such investment.

         4. SUBSCRIPTION ACCEPTANCE.

         4.1 This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

         4.2 Except as otherwise required by law, this subscription is and shall be irrevocable except that (i) the Subscriber's execution and delivery of this Agreement shall not constitute an agreement between the Company and the Subscriber until this Agreement is accepted on behalf of the Company and, of not so accepted, the Subscriber's subscription and obligations hereunder shall terminate, and (ii) the Subscriber may, at any time prior to acceptance of this Agreement, request in writing that the Subscriber be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the Subscriber from the subscription and from such obligations).

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

         5. REPRESENTATIONS OF COMPANY.

         Upon the Company's receipt and acceptance of payment by the Subscriber hereunder and issuance of certificates representing the Common Stock being purchased hereby, the Common Stock will be duly authorized, fully paid and non-assessable. The Company represents that neither the Company nor any authorized agent acting on its behalf will register in its stockholder records any transfer of the Common Stock not made in compliance with Regulation S and Rule 144 promulgated under the Securities Act or pursuant to registration or another available exemption. The Subscriber acknowledges that the Company is it required, either by contract or a provision in its by-laws or articles, to refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S and Rule 144 under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; provided, however, that if the securities are in bearer form or foreign law prevents the Company from refusing to register the securities transfers, other reasonable procedures shall be implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S of the Securities Act. The Company further acknowledges that in the event of an offer or sale of securities of the Company by an officer or director or by a distributor who is affiliate of the Company or the distributor solely by virtue of holding such position, no selling concession, fee or other remuneration has been or will be paid in connection with such offer or sale other than the usual and customary broker's commission that would be received by a person executing such transaction as agent.

         6. INDEMNIFICATION. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company's officers, directors, employees, agents, counsel and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which they, or any of them, may incur by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber's breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber's heirs, executors, administrators, representatives, successors and assigns. THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, COUNSEL AND AFFILIATES IS DEEMED TO BE VOID AS AGAINST PUBLIC POLICY AND UNENFORCEABLE IN SOME STATES.

         7. ARBITRATION AGREEMENT.

         7.1 Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former securityholder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any securityholder or any of their officers, directors, agents, affiliates, associates, employees, counsel or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Common Stock) shall be settled by binding arbitration under the United States Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former securityholder of the Company in or against any of the Subscriber's officers, directors, agents, affiliates, associates, employees, counsel or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 7, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 7 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 7 shall apply, without limitation, to actions arising in connection with the offer and sale of the Common Stock contemplated by this Agreement under any Federal, state, foreign securities or other laws.

         7.2 The arbitration of any dispute pursuant to this Paragraph 7 shall be held in New York, New York.

         7.3 This Paragraph 7 is intended to benefit the securityholders, agents, affiliates, associates, employees, counsel and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Paragraph 7, and each of whom may enforce this Paragraph 7 to the full extent that the Company could do so if a controversy or claim were brought against it.

         7.4 Subscriber acknowledges that this Paragraph 7 limits a number of Subscriber's rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and
(iii) the right to appeal any decision.

         8. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the Delaware.

         9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts.

         10. PERSONS BOUND. This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

         11. ENTIRE AGREEMENT. This Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

         12. ASSIGNABILITY. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

         13. TAX CONSEQUENCES. No effort has been made by the Company to provide any advice as to the federal income tax consequences of the investment by the Subscriber in the Common Stock. The Subscriber has been advised to seek independent advice as to the tax consequences of an investment in the Common Stock.

         14. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, sent by certified, registered or express mail, postage prepaid, or by overnight courier to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

         15. INTERPRETATION.

         15.1 When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

         15.2 Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

         16. CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

                            SUBSCRIBER SIGNATURE PAGE
                            -------------------------

        The undersigned, desiring to subscribe for shares of Common Stock of Bigmar, Inc. (the "Company"), as set forth below, acknowledges that he has received and understands the terms and conditions of the Agreement attached hereto and that he does hereby agree to all the terms and conditions contained therein.

        IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of this _____ day of ____________, 2001.

Dollar Amount of Investment:                                          US$
Number of Shares of
Common Stock Subscribed for:


Exact name(s) of Subscriber(s) (please print):


                                          By: __________________________________

PLEASE ATTACH CERTIFIED COPY OF AUTHORIZING CORPORATE OR TRUST DOCUMENTS

In addition, if the subscriber is a corporation, the corporate seal should be affixed:

[SEAL]

Residence or Mailing Address:                   ________________________________

Telephone Numbers (include Area Code):          ________________________________

Social Security or Taxpayer
Identification Number(s):                       ________________________________

Mailing Address for Correspondence
from the Company (if different from above):     ________________________________
                                                ________________________________


                           ACCEPTANCE OF SUBSCRIPTION

The subscription set forth herein is accepted by Bigmar, Inc. to the extent of US$ in consideration for shares of Common Stock, as of this _ day of ____, 2001.

                                             BIGMAR, INC.

                                             By:
                                                 Title: President

                         ACKNOWLEDGMENT FOR CORPORATIONS


STATE OF ________________________  :
                                   :      ss:
COUNTY OF _______________________  :

         On this _______ day of __________ ______, before me personally came _____________, known to me, who, being by me duly sworn, did depose and say that he or she is the __________________ of the corporation described in and which executed the foregoing Subscription Agreement; that he or she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he or she signed his/her name thereto by like order.



                                              Notary Public


[Seal]

My Commission Expires:

                         ACKNOWLEDGMENT FOR PARTNERSHIPS

STATE OF ___________________________ :
                                     :      ss:
COUNTY OF __________________________ :


        On this _______ day of __________ ____, before me personally came _____________, known to me, who, being by me duly sworn, did depose and say that he or she is a partner in the firm of _____________________, a partnership, and that he or she executed the foregoing Subscription Agreement on behalf of said firm.



                                              Notary Public


[Seal]

My Commission Expires:

                            ACKNOWLEDGMENT FOR TRUSTS

STATE OF ______________________________ :
                                        :      ss:
COUNTY OF _____________________________ :

        On this _______ day of __________ ____, before me personally came _____________, known to me, who, being by me duly sworn, did depose and say that he or she is a trustee of __________________ and that he or she executed the foregoing Subscription Agreement on behalf of said trust.





                                                   Notary Public


[Seal]

My Commission Expires:

                                   APPENDIX A
                                   ----------

                        SUBSCRIBER SUITABILITY STANDARDS


         A PURCHASE OF THE SHARES OF COMMON STOCK PURSUANT TO THE SUBSCRIPTION AGREEMENT INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL MEANS WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENTS. THE OFFER, OFFER FOR SALE, AND SALE OF THE SHARES OF COMMON STOCK ARE INTENDED TO BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO REGULATION D PROMULGATED THEREUNDER ("REGULATION D") OR ANOTHER EXEMPTION THEREUNDER AND ARE INTENDED TO BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS.

         RULE 501(a) OF REGULATION D DEFINES AN "ACCREDITED INVESTOR" AS ANY PERSON WHO COMES WITHIN ANY OF THE FOLLOWING CATEGORIES, OR WHO THE ISSUER REASONABLY BELIEVES COMES WITHIN ANY OF THE FOLLOWING CATEGORIES, AT THE TIME OF THE SALE OF THE SECURITIES TO THAT PERSON:

         (1) ANY BANK AS DEFINED IN SECTION 3(a)(2) OF THE ACT, OR ANY SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT WHETHER ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY; ANY BROKER OR DEALER REGISTERED PURSUANT TO SECTION 15 OF THE SECURITIES EXCHANGE ACT OF 1934; ANY INSURANCE COMPANY AS DEFINED IN SECTION 2(13) OF THE ACT; ANY INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 OR A BUSINESS DEVELOPMENT COMPANY AS DEFINED IN SECTION 2(a)(48) OF THAT ACT; ANY SMALL BUSINESS INVESTMENT COMPANY LICENSED BY THE U.S. SMALL BUSINESS ADMINISTRATION UNDER SECTION 301(c) OR (d) OF THE SMALL BUSINESS INVESTMENT ACT OF 1958; ANY PLAN ESTABLISHED AND MAINTAINED BY A STATE, ITS POLITICAL SUBDIVISIONS, OR ANY AGENCY OR INSTRUMENTALITY OF A STATE OR ITS POLITICAL SUBDIVISIONS, FOR THE BENEFIT OF ITS EMPLOYEES, IF SUCH PLAN HAS TOTAL ASSETS IN EXCESS OF $5,000,000; ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, IF THE INVESTMENT DECISION IS MADE BY A PLAN FIDUCIARY, AS DEFINED IN SECTION 3(21) OF SUCH ACT, WHICH IS EITHER A BANK, SAVINGS AND LOAN ASSOCIATION, INSURANCE COMPANY, OR REGISTERED INVESTMENT ADVISER, OR IF THE EMPLOYEE BENEFIT PLAN HAS TOTAL ASSETS IN EXCESS OF $5,000,000, OR, IF A SELF-DIRECTED PLAN, WITH INVESTMENT DECISIONS MADE SOLELY BY PERSONS THAT ARE ACCREDITED SUBSCRIBERS;

         (2) ANY PRIVATE BUSINESS DEVELOPMENT COMPANY AS DEFINED IN SECTION 202(A)(22) OF THE INVESTMENT ADVISERS ACT OF 1940;

         (3) ANY ORGANIZATION DESCRIBED IN SECTION 501(C)(3) OF THE INTERNAL REVENUE CODE, CORPORATION, MASSACHUSETTS OR SIMILAR BUSINESS TRUST, OR PARTNERSHIP, NOT FORMED FOR THE SPECIFIC PURPOSE OR ACQUIRING THE SECURITIES OFFERED, WITH TOTAL ASSETS IN EXCESS OF $5,000,000;

         (4) ANY DIRECTOR, EXECUTIVE OFFICER OR GENERAL PARTNER OF THE ISSUER OF THE SECURITIES BEING OFFERED OR SOLD, OR ANY DIRECTOR, EXECUTIVE OFFICER OR GENERAL PARTNER OF A GENERAL PARTNER OF THAT ISSUER;

         (5) ANY NATURAL PERSON WHOSE INDIVIDUAL NET WORTH, OR JOINT NET WORTH WITH THAT PERSON'S SPOUSE, AT THE TIME OF HIS PURCHASE EXCEEDS $1,000,000;

         (6) ANY NATURAL PERSON WHO HAD AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THE TWO MOST RECENT YEARS OR JOINT INCOME WITH THAT PERSON'S SPOUSE IN EXCESS OF $300,000 IN EACH OF THOSE YEARS AND HAS A REASONABLE EXPECTATION OF REACHING THE SAME INCOME LEVEL IN THE CURRENT YEAR;

         (7) ANY TRUST WITH TOTAL ASSETS IN EXCESS OF $5,000,000, NOT FORMED FOR THE SPECIFIC PURPOSE OF ACQUIRING THE SECURITIES OFFERED, WHOSE PURCHASE IS DIRECTED BY A SOPHISTICATED PERSON AS DESCRIBED IN RULE 506(B)(2)(II); OR

         (8) ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE ACCREDITED INVESTORS.




                                       3